                        SUPPLEMENT DATED AUGUST 25, 1999
              TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
                                DATED MAY 1, 1990

                PORTFOLIO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY
                        INTEGRITY LIFE INSURANCE COMPANY

THE FOLLOWING SUPPLEMENTS INFORMATION IN THE PROSPECTUS UNDER "INTEGRITY LIFE INSURANCE COMPANY" IN PART 2, AND IN THE STATEMENT OF ADDITIONAL INFORMATION IN
PART 1, "INTEGRITY AND CUSTODIAN," AND PART 6, "FINANCIAL STATEMENTS."

Integrity Life Insurance Company ("Integrity Life") has consented to an Order of Supervision issued by the Superintendent of Insurance of the State of Ohio. The Company sought protection for Integrity Life following recent ratings downgrades, discussed below, which were primarily attributed to the potential inability of the Company to meet certain contractual covenants related to its institutional business.

This regulatory action is intended to ensure an orderly process for addressing the financial obligations of Integrity Life and to protect the interests of its individual policyholders. Integrity Life believes it has adequate assets to meet its obligations to individual retail policyholders. Integrity Life will continue payments of death benefits, previously scheduled systematic withdrawals, previously scheduled immediate annuity payments, and agent commissions, but surrender requests are not currently being processed.

Integrity is currently rated "E-" (Under Regulatory Supervision) by A.M. Best Company, and has received claims paying ability ratings of "R" (Regulatory Action) from Standard & Poor's Corporation, "DD" (Under Regulatory Intervention) from Duff & Phelps Credit Rating Company, and "B3" (Poor) from Moody's Investors Service, Inc. A.M. Best's ratings range from "A++" (Superior) to "F" (Liquidation). Standard & Poor's claims paying ability ratings range from "AAA" (Extremely Strong) to "D" (Liquidation). Duff & Phelps' claims paying ability ratings range from "AAA" (Highest) to "DD" (Default). Moody's claims paying ability ratings range from "Aaa" (Exceptional) to "C" (Lowest).

The basis for an opinion on a particular rating includes such factors as capital resources, financial strength, demonstrated management expertise, and stability of cash flow, as well as the quality of investment operations, administration, and marketing. These ratings are neither a rating of securities nor a recommendation to buy, hold, or sell any security. Moreover, the ratings have no bearing on or relationship to the performance of Separate Account VUL or its underlying Investment Options.

The assets of Separate Account VUL are not subject to the claims of Integrity Life's general account creditors. Rather, Separate Account VUL's assets are only available to meet the claims of Portfolio Life variable annuity contractowners.

THIS SUPPLEMENT MODIFIES THE PROSPECTUS AND SHOULD BE READ AND RETAINED.